UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 9, 2016

EverBank Financial Corp

(Exact name of registrant as specified in its charter)

Delaware	001-35533	52-2024090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Riverside Ave., Jacksonville, FL		32202
(Address of principal executive offices)		(Zip Code)

904-281-6000
(Registrant's telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 9, 2016, EverBank Financial Corp, a Delaware corporation (the “Company”) completed the public offering and sale of $90.0 million aggregate principal amount of its 6.00% Fixed-to-Floating Rate Subordinated Notes due 2026 (the “Notes”). The Notes were sold pursuant to an underwriting agreement, dated March 9, 2016 (the “Underwriting Agreement”), by and among the Company, Incapital LLC and U.S. Bancorp Investments, Inc., as representatives of the underwriters named therein. The Underwriting Agreement contains customary representations, warranties and agreements of the Company, and customary conditions to closing, obligations of the parties and termination provisions. The foregoing description is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

The Notes have been registered with the Securities and Exchange Commission pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-205243) under the Securities Act of 1933, as amended, which was filed and automatically became effective on June 26, 2015.

The Notes were issued pursuant to the Indenture, dated as of June 30, 2015 (the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), and the Second Supplemental Indenture, dated as of March 14, 2016 (the “Second Supplemental Indenture”), entered into between the Company and the Trustee. The Indenture, as amended and supplemented by the Second Supplemental Indenture, governs the terms of the Notes and provides that the Notes are unsecured, subordinated debt obligations of the Company and will mature on March 15, 2026. From and including the date of issuance, but excluding March 15, 2021, the Notes will bear interest at an initial rate of 6% per annum. From and including March 15, 2021 and thereafter, the Notes will bear interest at a floating rate equal to 3-month LIBOR as calculated on each applicable date of determination, plus a spread of 470.4 basis points. The foregoing descriptions are qualified in their entirety by reference to the Indenture, the Second Supplemental Indenture and the Global Note. A copy of the Indenture is attached as Exhibit 4.1 to the Company's Form 8-K, filed on June 30, 2015, and incorporated herein by reference. Copies of the Second Supplemental Indenture and Global Note are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Indenture, the Second Supplemental Indenture and the Notes is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation of the Company.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description.

1.1	Underwriting Agreement, dated March 9, 2016, by and among the Company, Incapital LLC and U.S. Bancorp Investments, Inc., as representatives of the underwriters named therein.
4.1	Second Supplemental Indenture, dated as of March 14, 2016, by and between the Company and Wells Fargo Bank, National Association, as Trustee.
4.2	Global Note, dated as of March 14, 2016, representing $90,000,000 6.00% Fixed-to-Floating Rate Subordinated Notes due 2026.
5.1	Opinion of Alston & Bird LLP regarding the legality of the Notes.
23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1 filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EverBank Financial Corp

	By:	/s/ Jean-Marc Corredor
Name: Jean-Marc Corredor
Title: Senior Vice President, Associate General Counsel and Assistant Secretary
Dated: March 14, 2016

EXHIBIT LIST

Exhibit No.	Description.

1.1	Underwriting Agreement, dated March 9, 2016, by and among the Company, Incapital LLC and U.S. Bancorp Investments, Inc., as representatives of the underwriters named therein.
4.1	Second Supplemental Indenture, dated as of March 14, 2016, by and between the Company and Wells Fargo Bank, National Association, as Trustee.
4.2	Global Note, dated as of March 14, 2016, representing $90,000,000 6.00% Fixed-to-Floating Rate Subordinated Notes due 2026.
5.1	Opinion of Alston & Bird LLP regarding the legality of the Notes.
23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1 filed herewith).